THE ADVISORS' INNER CIRCLE FUND

                              HGK EQUITY VALUE FUND


                         SUPPLEMENT DATED MARCH 22, 2005
                      TO THE PROSPECTUS DATED MARCH 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


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SHAREHOLDER SERVICING ARRANGEMENTS

The Adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the Fund. The amount of these payments will generally vary. Additional compensation may also be paid to financial representatives who offer the Fund as part of a special preferred list or other promotional program. Financial representatives that receive these types of payments may have a conflict of interest in recommending or selling Fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

















                                                         HGK-PS-006-0700 (3/05)